                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                               (Amendment No. __)


Filed by the Registrant   [ X ]

Filed by a Party other than the Registrant   [  ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Section 240.14a-11(c) or Section
        240.14a-12

                    LA JOLLA FRESH SQUEEZED COFFEE CO., INC.
                    ----------------------------------------
                (Name of Registrant as Specified In Its Charter)

      --------------------------------------------------------------------
      (Name of Person Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box)

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
          1)  Title of each class of securities to which transaction applies:
          2)  Aggregate number of securities to which transaction applies:
          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          4)  Proposed maximum aggregate value of transaction:
          5)  Total fee paid:

[ ]   Fee Paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)  Amount Previously Paid:
          2)  Form, Schedule or Registration Statement No.:
          3)  Filing Party:
          4)  Date Filed:

                    LA JOLLA FRESH SQUEEZED COFFEE CO., INC.

                               9060 ACTIVITY ROAD
                                     SUITE A
                           SAN DIEGO, CALIFORNIA 92126

                           ---------------------------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO THE STOCKHOLDERS OF LA JOLLA FRESH SQUEEZED COFFEE CO., INC.:

         NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the "Special Meeting") of La Jolla Fresh Squeezed Coffee Co., Inc., a Washington corporation (the "Company"), will be held at 10:00 a.m. local time, on Wednesday, October 24, 2001, at 9060 Activity Road, Suite A, San Diego, California 92126, to consider and to vote on the following matter as more fully described in the accompanying Proxy Statement:

         o To approve an increase in the authorize shares of common stock available for issuance under the Company's Articles of Incorporation;

         The Board of Directors have fixed the close of business on September 20, 2001 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof.

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING IN PERSON. YOUR VOTE IS IMPORTANT. PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE RETURN ENVELOPE FURNISHED FOR THAT PURPOSE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING. YOUR PROMPTNESS IN RETURNING THE PROXY WILL ASSIST IN THE EXPEDITIOUS AND ORDERLY PROCESSING OF THE PROXIES AND WILL ASSIST IN ENSURING THAT A QUORUM IS PRESENT OR REPRESENTED. IF YOU RETURN YOUR PROXY, YOU MAY NEVERTHELESS ATTEND THE SPECIAL MEETING AND VOTE YOUR SHARES IN PERSON IF YOU WISH. IF YOU LATER DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT.

                                         By Order of the Board of Directors


                                         Cody Ashwell
                                         Chairman


La Jolla, California
September __, 2001

                    LA JOLLA FRESH SQUEEZED COFFEE CO., INC.
                               9060 ACTIVITY ROAD
                                     SUITE A
                           SAN DIEGO, CALIFORNIA 92126
                               -------------------

                                 PROXY STATEMENT

                         SPECIAL MEETING OF STOCKHOLDERS

                           TO BE HELD OCTOBER 24, 2001


                                VOTING AND PROXY

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of La Jolla Fresh Squeezed Coffee Co., Inc., (the "COMPANY") for use at the Special Meeting of Stockholders to be held at 10:00 a.m., local time, on Wednesday October 24, 2001, at 9060 Activity Road, Suite A, San Diego, California 92126, (the "SPECIAL MEETING"), and any adjournments thereof. When such proxy is properly executed, dated and returned, the shares it represents will be voted in accordance with any directions noted thereon. Votes cast by proxy or in person at the Special Meeting will be tabulated by the Inspectors of Election, in conjunction with information received from the Company's transfer agent. The Inspectors of Election will also determine whether or not a quorum is present. Pursuant to applicable state law, abstention from voting or broker nonvotes will have no effect since such actions do not represent votes cast, but will be counted as present for purposes of determining the existence of a quorum. Any holder of record giving a proxy has the power to revoke it at any time before it is voted by written notice to the Secretary of the Company, by issuance of a later dated proxy, or by voting at the meeting in person.

         At the close of business on September 20, 2001, the record date for determining stockholders entitled to notice of and to vote at the Special Meeting, the Company had issued and outstanding 42,001,690 shares of its common stock. Each share of common stock entitles the holder of record thereof to one vote on any matter coming before the Special Meeting. Only stockholders of record at the close of business on September 20, 2001, are entitled to notice of and to vote at the Special Meeting or any adjournments thereof.

         The Company will pay the expenses of soliciting proxies for the Special Meeting, including the cost of preparing, assembling, and mailing the proxy solicitation materials. Proxies may be solicited personally, by mail, or by telephone, by directors, officers and regular employees of the Company who will not be additionally compensated therefor. It is anticipated that this Proxy Statement and accompanying Proxy Card will be mailed on or shortly after October 3, 2001, to all stockholders entitled to vote at the Special Meeting.

INFORMATION CONCERNING SOLICITATION AND VOTING

Solicitation
------------

         The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

Voting Rights and Outstanding Shares
------------------------------------

         Only holders of record of common stock at the close of business on September 20, 2001 will be entitled to notice of and to vote at the Special Meeting. At the close of business on September 20, 2001 the Company had outstanding and entitled to vote 42,001,690 shares of common stock.

         Each holder of record of common stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Special Meeting. All votes will be tabulated by the Inspector of Elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions and broker non-votes will be considered present at the Special Meeting for the purpose of establishing a quorum.

         Abstentions may be specified on the proposal to approve the amendment of the Articles of Incorporation to reflect an increase in authorized common stock to 150,000,000 shares. Abstention from voting or broker nonvotes will have no effect since such actions do not represent votes cast. Brokerage firms who hold shares in "street name" for customers will not have authority to vote shares with respect to the proposal to approve the increase in authorized shares of common stock.

Revocability of Proxies
-----------------------

         Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office at 9060 Activity Road, Suite A, San Diego, California 92126, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

         If no direction is indicated, the shares will have no effect regarding the approval of the increase in authorized shares of common stock since such an action does not represent a vote cast. The persons named in the proxies will have discretionary authority to vote all proxies with respect to additional matters that are properly presented for action at the Special Meeting.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

         On February 18, 2000, Mr. Kurt Toneys, a former director and executive officer, purchased 2,850,000 shares of common stock for $0.1875 per share by executing a promissory note in the amount of $534,375.00, bearing interest at six percent per annum and due in February, 2009.

         On February 4th, 1999, Mr. Stephen Corey, a director and executive officer, purchased 3,400,000 shares of common stock for $0.15 per share by executing a promissory note in the amount of $510,000.00, bearing interest at six percent per annum and due in February, 2009.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information known to the Company as of June 30, 2000 with respect to the beneficial ownership of the outstanding shares of the common stock by each person who is known to the Company to be the beneficial owner of more than 5% of outstanding common stock and as to the security and percentage ownership of each executive officer and director of the Company and all officers and directors of the Company as a group. Except where specifically noted, each person listed in the table has sole voting and investment power with respect to the shares listed.

                                              Number of Shares of
                                                   Common Stock           Percentage of
Name and Identity                               Beneficially Owned         Common Stock
-----------------                               ------------------         ------------

Cody Ashwell*                                        7,500,000                17.86%

Stephen Corey*                                       3,646,500                 8.68%

Kurt Toneys*                                         2,850,000                 6.79%

IDT Fund, Ltd.**                                     2,400,000                 5.71%



All Officers and Directors beneficially             12,146,500                28.92%
owned as a group (3 persons)


*Cody Ashwell is the Chairman and CEO of the Company. Stephen Corey is the founder, Secretary and a director. Kurt Toneys is a former President and director. The address of record for all three is 9060 Activity Rd., Suite A, San Diego, CA 92126.

** The address of record for IDT Fund, Ltd. is 3300 PGA Blvd., Suite 410, Palm Beach Gardens, FL 363410

                                   PROPOSAL 1

           AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE
                            AUTHORIZED COMMON STOCK

         The Board of Directors has unanimously approved and proposes for shareholder approval an amendment to the Company's Articles of Incorporation to increase the Company's authorized common stock from 50,000,000 to 150,000,000 shares. As of September 20, 2001, 42,001,690 shares of the Company's common stock were issued and outstanding. If the proposed change in authorized common stock is approved by shareholders, the Company will have 107,998,310 shares of unissued and unreserved common stock available for issuance in the future.

         The Board believes that additional shares of common stock should be available for issuance from time to time as may be required for various purposes, including the issuance of common stock in connection with financing or acquisition transactions and the issuance or reservation of common stock for employee stock options. The Company anticipates that in the future it will consider a number of possible financing and acquisition transactions that may involve the issuance of additional equity, debt or convertible securities. If the proposed increase in authorized common stock is approved, the Board would be able to authorize the issuance of shares for these purposes without the necessity, and related costs and delays, of either calling a special shareholders' meeting or of waiting for the regularly scheduled annual meeting of shareholders in order to increase the authorized capital. If in a particular instance shareholder approval were required by law or any stock exchanges or markets or otherwise deemed advisable by the Board, then the matter would be referred to the Shareholders for their approval regardless of whether a sufficient number of shares previously had been authorized. The shareholders of the Company are entitled to preemptive rights with respect to the issuance of any authorized but unissued shares pursuant to the Washington Business Corporation Act.

         The proposed change in capital is not intended to have any anti-takeover effect and is not part of any series of anti-takeover measures contained in any debt instruments or the Articles of Incorporation or the Bylaws of the Company in effect on the date of this Proxy Statement. However, shareholders should note that the availability of additional authorized and unissued shares of common stock could make any attempt to gain control of the Company or the Board more difficult or time consuming and that the availability of additional authorized and unissued shares might make it more difficult to remove current management. Although the Board currently has no intention of doing so, shares of common stock could be issued by the Board to dilute the percentage of common stock owned by a significant shareholder and increase the cost of, or the number of, voting shares necessary to acquire control of the Board or to meet the voting requirements imposed by Washington Corporation law with respect to a merger or other business combination involving the Company. The Company is not aware of any proposed attempt to take over the Company or of any attempt to acquire a large block of the Company's common stock. The Company has no present intention to use the increased authorized common stock for anti-takeover purposes.

         The text of Article IV of the proposed amendment to the Company's Articles of Incorporation is, in pertinent part, as follows:

                                   Article IV

The aggregate number of common shares which this Corporation shall have authority to issue is 150,000,000 and each such share shall have a par value of $.001.



VOTE REQUIRED; BOARD RECOMMENDATION.

         A vote of a majority of the outstanding shares of common stock is required to approve the proposed amendment to the Articles of Incorporation. The Board of Directors unanimously recommends that the shareholders vote in favor of the proposal concerning the increase in authorized common stock.

OTHER MATTERS

         The Company's Management is not aware of other matters which may come before the Meeting. The designees or other persons named in the accompanying form of proxy will vote said proxy in accordance with their judgment if any other matter does properly come before the Meeting. A majority of those votes present at the Special Meeting cast in favor of any such matter will result in the passage of such matter.

2002 ANNUAL MEETING

         No definitive date for the Annual Meeting of Shareholders in 2002 has been established. Qualifying shareholders may submit proposals that are consistent with the Company's Bylaws and federal securities laws to the Company for inclusion in the Company's proxy material relating to the 2001 Annual Meeting. The Company must receive such proposals at its business address (set forth at the beginning of this Proxy Statement) no later than December 15, 2001.


                                        LA JOLLA FRESH SQUEEZED COFFEE CO., INC.


                                        By:
                                            ------------------------------------
                                            Cody Ashwell, Chairman

                    LA JOLLA FRESH SQUEEZED COFFEE CO., INC.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby constitutes and appoints Cody Ashwell (SEE NOTE BELOW), with full power of substitution, the true and lawful attorney and proxy of the undersigned to attend the Special Meeting of the Shareholders of La Jolla Fresh Squeezed Coffee Co., Inc. (the "Company") to be held at 10:00 a.m. (PST) on Wednesday October 24, 2001, at 9060 Activity Road, Suite A, San Diego, California 92126, or any adjournment or adjournments thereof, and vote all the shares of the Company standing in the name of the undersigned with all the powers the undersigned would possess if present at said meeting.


         1. To approve the increase in the authorized number of shares of common stock available for issuance under the Company's Articles of Incorporation;

              FOR ____          AGAINST ______          ABSTAIN ____


                         _______________________________

(NOTE: Should you desire to appoint a proxy other than the management designees named above, strike out the names of management designees and insert the name of your proxy in the space provided above. Should you do this, give this proxy card to the person you appoint instead of returning the proxy card to the Company.)

(PLEASE DATE, SIGN AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.)

Receipt is acknowledged of Notice of Special Meeting and Proxy Statement for the meeting.

                                 Date __________________________________________
                                 _______________________________________________
                                 Name (please type or print)

                                 _______________________________________________
                                 Signature

                                 _______________________________________________
                                 Signature, if held jointly

When shares are held by joint tenants, both should sign. When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporation name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.